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Exhibit 24.1 -- Powers of Attorney


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

The undersigned officer of Wachovia Bank, National Association (the "Bank") does hereby make, constitute and appoint Kenneth W. McAllister, William M. Watson, Jr., and John H. Loughridge, Jr., and each of them (any of whom may act without the consent or joinder of the others), my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a registration statement under the Securities Act of 1933 on Form S-3, or other applicable forms, relating to the registration with the Securities and Exchange Commission (the "SEC") of up to $2,000,000,000 in initial principal amount of asset backed securities backed by receivables relating to certain motor vehicle installment sales contracts originated or acquired by the Bank (the "Offered Securities") and to file the registration statement, and any amendments or supplements thereto (including, without limitation, post-effective amendments), with the SEC pursuant to the Securities Act of 1933, as amended, and to execute and file such documents and instruments and take all such other action as may be necessary or appropriate to register the Offered Securities with the SEC; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of March 2001.




/s/ L.M. Baker, Jr.
------------------------------------    Chairman, President and
L.M. Baker, Jr.                         Chief Executive Officer
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                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

We, the undersigned officers of Wachovia Bank, National Association (the "Bank") and each of us, do hereby make, constitute and appoint Kenneth W. McAllister, William M. Watson, Jr., and John H. Loughridge, Jr., and each of them (any of whom may act without the consent or joinder of the others), our attorneys-in-fact and agents with full power of substitution for us and in our name, place and stead, in any and all capacities, to execute for us and in our behalf a registration statement under the Securities Act of 1933 on Form S-3, or other applicable forms, relating to the registration with the Securities and Exchange Commission (the "SEC") of up to $2,000,000,000 in initial principal amount of asset backed securities backed by receivables relating to certain motor vehicle installment sales contracts originated or acquired by the Bank (the "Offered Securities") and to file the registration statement, and any amendments or supplements thereto (including, without limitation, post-effective amendments), with the SEC pursuant to the Securities Act of 1933, as amended, and to execute and file such documents and instruments and take all such other action as may be necessary or appropriate to register the Offered Securities with the SEC; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as we might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, we the undersigned have executed this Power of Attorney this 26th day of January 2001.




/s/ Robert S. McCoy, Jr.
----------------------------------         Vice Chairman, Treasurer
Robert S. McCoy, Jr.                       and Chief Financial Officer




/s/ David L. Gaines
--------------------------------------     Executive Vice President, Comptroller
David L. Gaines                            and Assistant Treasurer
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                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

We, the undersigned directors of Wachovia Bank, National Association (the "Bank") and each of us, do hereby make, constitute and appoint Kenneth W. McAllister, William M. Watson, Jr., and John H. Loughridge, Jr., and each of them (any of whom may act without the consent or joinder of the others), our attorneys-in-fact and agents with full power of substitution for us and in our name, place and stead, in any and all capacities, to execute for us and in our behalf a registration statement under the Securities Act of 1933 on Form S-3, or other applicable forms, relating to the registration with the Securities and Exchange Commission (the "SEC") of up to $2,000,000,000 in initial principal amount of asset backed securities backed by receivables relating to certain motor vehicle installment sales contracts originated or acquired by the Bank (the "Offered Securities") and to file the registration statement, and any amendments or supplements thereto (including, without limitation, post-effective amendments), with the SEC pursuant to the Securities Act of 1933, as amended, and to execute and file such documents and instruments and take all such other action as may be necessary or appropriate to register the Offered Securities with the SEC; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as we might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, we the undersigned have executed this Power of Attorney this 26th day of January 2001.



/s/ F. Duane Ackerman                                                  /s/   L. M. Baker,  Jr.
-------------------------------------------------                      --------------------------------------------
F. Duane Ackerman                                                      L. M. Baker, Jr.

/s/ James S. Balloun                                                   /s/    Peter C. Browning
------------------------------------------------                       --------------------------------------------
James S. Balloun                                                       Peter C. Browning

/s/ John F. Casteen, III                                               /s/    Thomas K. Hearn, Jr.
------------------------------------------------                       --------------------------------------------
John F. Casteen, III                                                   Thomas K. Hearn, Jr.

/s/ George W. Henderson, III                                           /s/    W. Hayne Hipp
------------------------------------------------                       --------------------------------------------
George W. Henderson, III                                               W. Hayne Hipp

/s/ Robert A. Ingram                                                   /s/    George R.Lewis
------------------------------------------------                       --------------------------------------------
Robert A. Ingram                                                       George R. Lewis

/s/ Elizabeth Valk Long                                                /s/    Lloyd U. Noland, III
------------------------------------------------                       --------------------------------------------
Elizabeth Valk Long                                                    Lloyd U. Noland, III

/s/ Morris W. Offit                                                    /s/    Sherwood H. Smith, Jr.
------------------------------------------------                      --------------------------------------------
Morris W. Offit                                                        Sherwood H. Smith, Jr.

/s/ John C. Whitaker, Jr.                                              /s/ Dona Davis Young
------------------------------------------------                      --------------------------------------------
John C. Whitaker, Jr.                                                  Dona Davis Young
